                                                                   EXHIBIT 10.19

                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT


        This Agreement (the "Agreement"), dated as of the 15th day of May, 1997
                             ---------
(the "Closing Date"), is entered into by and among TSI International Software
      ------------
Ltd., a Delaware corporation (the "Company"), and the investors listed on
                                   -------
Exhibit 1 hereto (the "Investors"), each of which is herein referred to as an
                       ---------
"Investor."
 --------
                              W I T N E S S E T H:
                              -------------------

        WHEREAS, the Company has amended its Certificate of Incorporation, as provided in the Restated Certificate of Incorporation filed with the Delaware Secretary of State on May 14th, 1997 attached hereto as Exhibit 2 ("Restated
                                                        ---------   --------
Certificate"), to authorize the issuance of 50,000 shares of Series E
-----------
Convertible Preferred Stock;

        WHEREAS, the Company desires to issue and sell to the Investors 50,000 shares of Series E Convertible Preferred Stock of the Company (the "Series E
                                                                    --------
Shares"), and the Investors desire to purchase the Series E Shares from the
------
Company;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

                1.      Purchase and Sale of Shares.
                        ---------------------------

                        1.1.    Sale of Series E Shares.  Upon receipt by the
                                -----------------------
Company of the purchase price therefor, the Company hereby issues and sells to each Investor, and each Investor hereby purchases from the Company that number of shares of the Company's Series E Stock set forth opposite each Investor's name on Exhibit 1.

                        1.2.    Purchase Price.  The purchase price being paid
                                --------------
by each Investor for the Series E Shares is $20.00 per share. Each Investor will pay by noon Eastern Time, on the Closing Date, by wire transfer of same-day funds to the accounts designated by the Company, or delivery to the Company of cashier's check(s), payable to the Company, the amount of set forth opposite each Investor's name on Exhibit 1 (the "Purchase Price").
                                        --------------

                2.      Representations and Warranties of the Company. The
                        ---------------------------------------------
Company hereby represents and warrants to each Investor as follows effective as of the Closing Date.

                        2.1.    Organization.  The Company is a corporation duly
                                ------------
organized, validly existing and in good standing under the laws of the State of Delaware. Except as set forth in Schedule 2.1, the Company has all requisite corporate power and authority and holds all licenses, permits and other required authorizations from governmental authorities necessary to conduct its business as it is now being conducted or as proposed to be conducted and to own or lease the properties and assets it now owns or holds under lease.

                        2.2.    Charter Documents.  The Company has heretofore
                                -----------------
delivered to the representative for the Investors true, correct and complete copies of the Company's Certificate of Incorporation and By-Laws, each as in full force and effect on the Closing Date.

                        2.3.    Capitalization.  As of the date hereof, the
                                --------------
Company's authorized capitalization consists of 3,888,166 shares of Common Stock, par value $.01 per share, of which 962,274 shares are outstanding; and 1,638,166 shares of Preferred Stock, par value $.01 per share, of which 297,405 shares have been designated Series A Convertible Preferred Stock, all of which are outstanding, 115,761 shares have been designated Series B Convertible Preferred Stock, all of which are outstanding, 725,000 shares have been designated Series C Convertible Preferred Stock, 447,703 of which are outstanding, 364,469 shares have been designated as Series D Convertible Preferred Stock, none of which are outstanding, 50,000 shares have been designated as Series E Convertible Preferred Stock, none of which are outstanding and 85,531 shares remain undesignated and unissued. The issuance of the Series E Shares and the Common Stock issuable upon conversion of the Series E Shares (collectively, the "Conversion Shares") pursuant to the provisions of
                             -----------------
this Agreement have been duly and validly authorized. No further approval or authorization of the stockholders or the directors of the Company or of any governmental authority or agency will be required for the issuance and sale of the Series E Shares as contemplated by this Agreement. Schedule 2.3 attached hereto is a list of the aggregate number of outstanding securities of the Company. Except as set forth on Schedule 2.3 attached hereto, no stockholder of the Company or any other person is entitled to any preemptive rights with respect to the purchase or sale of any securities by the Company. When issued and sold to the Investors, the Series E Shares will be duly and validly issued, fully paid and non-assessable, will be free and clear of any liens, pledges or encumbrances and will have the designations, preferences and relative, participating, optional and other special rights as set forth in the Company's Certificate of Incorporation. The Conversion Shares, when issued and delivered upon conversion of the Series E Shares, will be duly and validly issued, fully paid and non-assessable. Except as set forth on Schedule 2.3 attached hereto, there are no outstanding options, warrants or other rights, commitments or arrangements, written or oral, to which the Company is a party or by which it is bound, to purchase or otherwise acquire any authorized but unissued shares of capital stock of the Company or any security directly or indirectly convertible into or exchangeable or exercisable for any capital stock of the Company.

                        2.4.    Compliance with Other Instruments.  Except as
                                ---------------------------------
set forth in Schedule 2.4, to the Company's knowledge, the Company is not in material default in the performance of any material obligation, agreement, instrument or undertaking to which it is a party or by which it is bound. The Company is not in violation of its Certificate of Incorporation or By-Laws. Neither the sale of the Series E Shares (or the issuance and delivery of the Conversion Shares), will: (i) conflict with or constitute a breach of, or constitute a default under or an event which, with or without notice or lapse of time or each, would be a breach of or default under or violation of the Certificate of Incorporation or By-Laws of the Company or would be a breach of or default under or violation of any material agreement, document, indenture, mortgage or other instrument or undertaking by which the Company is bound or to which any of its properties are subject, or would be a material violation of any law, administrative regulation, judgment, order or decree applicable to the Company; (ii) result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company; (iii) result in the loss of any material license, certificate, legal privilege or legal right enjoyed or possessed by the Company; (iv) give any party to any material agreement to which the Company is a party a right of termination; or (v) except as provided for in this Agreement, require the consent of any other person or entity under any agreement, indenture, mortgage, document or other instrument or undertaking by which the Company is bound or to which any of its properties are subject.

                        2.5.    Authorization.  The Company has the full
                                -------------
corporate power and authority to enter into this Agreement and to perform all of its obligations thereunder. The execution, delivery and performance of the terms of this Agreement by the Company have been duly authorized by all necessary corporate action. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms. The Company, in light of its business or proposed business, does not require any consent, approval, authorization or order of, or declaration, filing or registration with, any court or governmental or regulatory agency or board in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated thereby.

                        2.6.    Compliance with the Securities Act.  Based upon
                                ----------------------------------
the representations of each Investor set forth herein, and assuming the truth of such representations, the offer, sale and issuance of the Series E Shares (and the issuance and delivery of the Conversion Shares) are exempt from the registration requirements of the Securities Act of 1933, as amended ("Securities
                                                                      ----------
Act of 1933").
-----------

                        2.7.    Reservation of Common Stock.  The Company shall
                                ---------------------------
reserve and keep available out of its authorized but unissued Common Stock the number of shares of Common Stock required for issuance upon the conversion of all of the Series E Shares.

                        2.8.    Litigation.  Except as set forth on Schedule 2.8
                                ----------
attached hereto, there is not now pending, and to the knowledge of the Company there is not threatened in writing, any litigation, action, suit or proceeding:
(i) to which the Company is or will be a party in or before or by any court or governmental or regulatory agency or body; or (ii) to which any of the officers or employees of the Company is or will be a party in or before or by any court or governmental or regulatory agency or body, concerning termination by such person of his or her employment with any of such person's former employers. In addition to the foregoing, there is no judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Company having any material adverse effect on the business or proposed business or operations, properties, assets or condition, financial or otherwise, of the Company.

                        2.9.    Compliance with Law.  To its knowledge, the
                                -------------------
Company is in compliance in all material respects with all applicable statutes and regulations of the United States and of all states, municipalities and agencies in respect of the conduct of its business.

                        2.10.   Financial Statements.  Attached hereto as
                                --------------------
Schedule 2.10 are the audited balance sheets of the Company at December 31, 1996, and the related statements of income and retained earnings and changes in financial position, including the notes thereto, of the Company for the period then ended, and the unaudited balance sheet of the Company at March 31, 1997 and the related statements of income for the period then ended. The financial statements referred to above have been prepared in conformity with generally accepted accounting principles consistently applied subject in the case of the interim statements to normal year-end audit adjustments, and each balance sheet fairly presents the financial condition of the Company as of its date and each statement of income fairly presents the results of operations of the Company for the period covered thereby.

                3.      Representations, Warranties and Covenants of the
                        ------------------------------------------------
Investor.  Each Investor hereby represents and warrants to, and agrees with, the
--------
Company as follows effective as of each Investor's delivery of the Purchase
Price:

                        3.1.    Investment Intent and Restricted Securities.
                                -------------------------------------------
Each Investor understands that the Series E Shares (and any Conversion Shares) have not been registered under the Securities Act of 1933 for the reason that the sales provided for in this Agreement are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, Regulation S and Rule 506 of Regulation D as promulgated under the Securities Act of 1933 and that the reliance of the Company on such exemptions is predicated in part on such Investor's representations set forth herein. Each Investor represents that (i) it will acquire the Series E Shares without being offered or furnished any offering literature or prospectus and this transaction has not been approved or reviewed by the Securities and Exchange Commission or by any administrative agency charged with the administration of the securities law of any state; (ii) it is acquiring the Series E Shares for its own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same; (iii) it is experienced in evaluating companies such as the Company, is able to fend for itself, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to suffer the total loss of its investment; (iv) it was not formed solely for the purpose of investing in the Company; (v) it has had access during the course of the transaction and prior to its purchase of the Series E Shares to such information relating to the Company as it has desired and that it has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense and without breach of confidentiality obligations) necessary to verify the accuracy of any information furnished to it or to which it had access; (vi) it is an "accredited investor" within the meaning of Regulation D promulgated under Securities Act of 1933; and
(vii) it is not a U.S. Person as defined in Rule 902(o) of Regulation S under
            ---
the Securities Act of 1933 and is not acquiring the Series E Shares (or the Conversion Shares) for the account or benefit of any U.S. person, as so defined. Each Investor understands that the Series E Shares (and any Conversion Shares) may not be sold, transferred or otherwise disposed of without registration under the Securities Act of 1933 or an exemption therefrom and that in the absence of an effective registration statement covering the Series E Shares (or the Conversion Shares) or an available exemption from registration under the 1933 Act, the Series E Shares (and any Conversion Shares) must be held indefinitely. Each Investor also understands that the Company is under no obligation to register any of the securities sold hereunder and that no public market now exists for any of the Series E Shares (or the Conversion Shares) and that is uncertain whether a public market will ever exist for the Series E Shares (or the Conversion Shares).

                        3.2.    Legends.  Each Investor understands that stop
                                -------
transfer instructions will be given to the Company's transfer agent with respect to the certificates representing the Series E Shares and on each certificate representing the Conversion Shares to assure compliance with the Securities Act of 1933. Each Investor consents to the placement of the following legends, in substantially the forms below, on each certificate representing the Series E Shares and on each certificate representing the Conversion Shares:

        "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR SOLD UNLESS (i) A REGISTRATION STATEMENT UNDER SUCH ACT IS THEN IN EFFECT WITH RESPECT THERETO, (ii) A WRITTEN OPINION FROM COUNSEL FOR THE HOLDER REASONABLY ACCEPTABLE TO THE ISSUER HAS BEEN OBTAINED TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED OR (iii) A 'NO ACTION' LETTER OR ITS THEN EQUIVALENT HAS BEEN ISSUED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER OR SALE."

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE ACT WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO _________, 1998 [END OF 1-YEAR RESTRICTED PERIOD], THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(O) ADOPTED UNDER THE SECURITIES ACT OF 1933, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 IS AVAILABLE. PURCHASERS OF SHARES PRIOR TO __________, 1998 [END OF 1-YEAR RESTRICTED PERIOD], MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PURCHASERS IN THE UNITED STATES OR

        OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO __________, 1997 [END OF 1-YEAR RESTRICTED PERIOD] RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(O) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OF 1933 OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE."

                        3.3     Market Standback.  Each Investor agrees in
                                ----------------
connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities or the Nasdaq Stock Market, Inc. or any other exchange on which the Company's securities might be registered, such Investor will not sell or otherwise dispose of any Series E Shares or Conversion Shares without the prior written consent of the Company or such underwriters or such exchange, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters or such exchange, as the case may be, and subject to all restrictions as the Company or the underwriters may specify.

                4.      Deliveries of the Company and the Investors.
                        -------------------------------------------

                        4.1     Company Deliverables.  On the Closing Date, as a
                                --------------------
condition to each Investor's obligation to pay the Purchase Price for the Series E Shares provided under Section 1.2 hereof, the Company will deliver to each Investor or the representative of the Investors the following:

                                (a)     an opinion of counsel to the Company,
Fenwick & West LLP, addressed to the Investors, in substantially the form attached hereto as Exhibit 3;
                   ---------

                                (b)     copies of the resolutions adopted by the
Company's Board of Directors authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

                                (c)     a certificate, dated as of a recent
date, of the Secretary of State of Delaware attesting as to the good standing of the Company in such state;

                                (d)     a stock certificate registered in the
name of each Investor representing the Series E Shares purchased by such Investor in consideration of the Purchase Price therefor;

                                (e)     a certificate signed by the President or
Vice President of the Company that the representations and warranties in Section 2 are true and correct as of the Closing Date; and

                                (f)     a copy of the Restated Certificate;

                        4.2     Investors' Deliverables.  On the Closing Date,
                                -----------------------
as a condition to Company's obligations under Section 4.1 hereof, the Investors will deliver to the Company the Purchase Price for the Series E Shares as provided under Section 1.2 hereof.

                5.      Expenses.
                        --------

                        Each party will be responsible for its own costs and expenses arising in connection with the negotiation, execution and consummation of this Agreement and the transactions contemplated hereby.

                6.      No Brokers.
                        ----------

                        The Company and each Investor represents and warrants to the other that there was no broker or finder connected with this Agreement or the transactions contemplated hereby. In the event of a claim by any broker or finder based upon his representing or being retained by any Investor, each Investor agrees to indemnify and save harmless the Company in respect of such claim. In the event of a claim by any broker or finder based upon his representing or being retained by the Company, the Company agrees to indemnify and save harmless each Investor in respect of such claim.

                7.      Survival of Representations.
                        ---------------------------

                        All representations, warranties, covenants and agreements contained in this Agreement or in any document, exhibit, schedule or certificate delivered in connection herewith shall survive the execution and delivery of this Agreement and any investigation at any time made by the Investor or on its behalf for a period of six months from the date hereof.

                8.      Miscellaneous Provisions.
                        ------------------------

                        8.1.    Construction and Enforcement.  This Agreement
                                ----------------------------
shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without giving any effect to principles of conflicts of laws.

                        8.2.    Notices.  All notices hereunder shall be in
                                -------
writing and shall be deemed to have been given at the time when mailed by certified mail, addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice, provided, however, that any notice of change of address shall be effective only upon receipt:

                        To the Company:

                        TSI International Software Ltd.
                        45 Danbury Road
                        Wilton, Connecticut 06897
                        Attn:  Constance Galley, President

                        -with a copy to

                        Fenwick & West LLP
                        Two Palo Alto Square
                        Palo Alto, California 94306
                        Attn:  Mark C. Stevens


                        To the Investors:

                        At the addresses listed on Exhibit 1 attached hereto

                        8.3.    Assignment.  This Agreement shall be binding
                                ----------
upon and inure to the benefit of the Company, the Investors and the respective successors and permitted assigns of the Investors. Neither the Company nor any Investor may assign any of its rights or obligations under this Agreement without the prior written consent of the other party.

                        8.4.    Amendments and Waivers.  This Agreement and all
                                ----------------------
exhibits and schedules hereto set forth the entire understanding of the parties with respect to the transactions contemplated hereby. This Agreement may be amended, the Company may take any action herein prohibited or omit to take action herein required to be performed by it, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or waiver of the holders of not less than 50% of the issued and outstanding Series E Shares and Conversion Shares.

                        8.5.    Counterparts.  This Agreement may be executed in
                                ------------
one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                        8.6.    Headings.  The headings in this Agreement are
                                --------
for reference purposes only and shall not constitute a part hereof.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                                 TSI International Software Ltd.
                                 -------------------------------
                                 By /s/ Constance Galley
                                 Title - President and CEO

                                 Investors:
                                 ---------
                                 Mitsui & Co., Ltd.
                                 By: /s/ Rentaro Kohama
                                 Title: General Manager, Information
                                        Business Development Division

                                 Mitsui Knowledge Industry Co., Ltd.
                                 By: /s/ Hideharu Manuyama
                                 Title: President

                                 NVCC No. 1 Investment Enterprise Partnership
                                 By: Nippon Venture Capital Co., Ltd.
                                 Its: Executive Partner
                                 By: /s/ Kozo Nogom
                                 Title: President